Phase 2b Study of Zelicapavir in High-Risk Adults: RSVHR Topline Results September 29, 2025 Exhibit 99.1

This presentation contains forward-looking statements concerning our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our research and development programs, our business and the industry in which we operate. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, as well as other comparable terminology. These forward-looking statements include, but are not limited to, statements about the potential of zelicapavir, the prospects for further development and advancement of zelicapavir for the treatment of RSV, research and clinical development plans and prospects, liquidity and capital needs and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions. These forward-looking statements are based on our management’s current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. These forward-looking statements are not guarantees of future performance or results and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this presentation may turn out to be inaccurate. Please refer to the risk factors described or referred to in “Risk Factors” in Enanta’s most recent Annual Report on Form 10-K, and other periodic reports filed with the Securities and Exchange Commission. Enanta cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These statements speak only as of the date of this presentation, and Enanta undertakes no obligation to update or revise these statements, except as may be required by law. Forward Looking Statements Disclaimer

Enanta Pipeline

	DISEASE	TARGET	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MARKET
Virology: Liver	**Hepatitis C Virus**	Protease	Glecaprevir*					MAVYRET glecaprevir/pibrentasvir
	Hepatitis B Virus	Core	EDP-514**					
Virology: Respiratory	**Respiratory Syncytial Virus**	N-Protein	Zelicapavir (EDP-938)			*Pediatrics*		
			Zelicapavir (EDP-938)			*High Risk Adults*		
		L-Protein	EDP-323		*(challenge study)*			
	COVID-19	3CL Protease	EDP-235**			*SPRINT*		
Immunology: Type 2 Immune Diseases	**Chronic Spontaneous Urticaria*****	KIT	EPS-1421					
	Atopic Dermatitis***	STAT6						

*Fixed-dose antiviral combination contains glecaprevir and AbbVie's NS5A inhibitor, pibrentasvir. Marketed by AbbVie as MAVYRET® (U.S.) and MAVIRET® (ex-U.S.).
**Continued development dependent on a future collaboration.
***Initial indications. Potential future indications include asthma, chronic inducible urticaria (CIndU), prurigo nodularis (PN), and others.

© 2025 Enanta Pharmaceuticals, Inc. | 3

Pediatric Phase 2 Study (n=96) Infants and young children Well-tolerated, favorable safety profile Robust antiviral activity High-Risk Adult Phase 2 Study (n=186) Age ≥65 years Today’s Results Chronic heart or lung disease (COPD, CHF, asthma) Zelicapavir Development Plans: Treatment for Patients at High Risk for Severe RSV Infection High-risk populations have reduced RSV immunity, resulting in higher and longer viral load and greater disease severity Goal: Treat patients at high risk for developing severe infection leading to hospitalization or death, populations with the most significant unmet need

Clinically Meaningful Reduction in Symptom Duration of ~1 Day Demonstrated by Multiple Approved Antivirals n = intent-to-treat infected Sources: 1. Dobson J Lancet 2015 2. Hayden FG NEJM 2018 3. https://www.kegg.jp/medicus-bin/japic_med?japic_code=00070668 Note: Data derived from different trials and cross-trial comparisons can not be made 1d (14%) SARS-CoV-2 Influenza 1d (21%) 1.1d (33%) 1d (13%) oseltamivir1 ensitrelvir3 baloxavir marboxil2 n 477 2860 685 657

RSVHR: Zelicapavir Proof-of-Concept High-Risk Adult Study RSVHR is a proof-of-concept study (n=186) that was expected to show a clinically meaningful reduction in symptom duration of at least ~1 day Totality of data, including numerous secondary endpoints, will inform the design of a Phase 3 trial All symptoms (upper respiratory, lower respiratory, systemic) Predefined subsets of specific symptoms Additional patient reported outcomes Virology Hospitalization Treatment effect to be confirmed with statistical significance in a larger Phase 3 study (n~500-700)

Phase 2 Study of Zelicapavir in High-Risk Adults: RSVHR Topline Results A PHASE 2B, RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED, STUDY TO EVALUATE EFFICACY AND SAFETY OF EDP‑938 IN NON-HOSPITALIZED ADULTS WITH ACUTE RESPIRATORY SYNCYTIAL VIRUS INFECTION WHO ARE AT HIGH RISK FOR COMPLICATIONS

Zelicapavir Phase 2b High-Risk Adult Study: Design & Objectives

First proof-of-concept Phase 2 high-risk adult study designed to give initial indication of treatment effect on time to symptom resolution



186 adults with at least one of the following:
• COPD
• Congestive heart failure
• Asthma
• Age ≥65
Double-Blinded Treatment Phase
5 days
Placebo (QD)
800mg (QD)*
28 Day Follow-up
Day 1
Day 5
Day 33

- Patients enrolled within 72 hours of symptom onset
- Proportion of patients aged 65-74 years or those with asthma capped at 20% of the total population

▶ **HR3 = ~80% of the population with CHF, COPD, or age ≥75**

- **Primary Objective:**
  Time to resolution of RSV LRTD symptoms** (RiiQ™ symptom scale)
  - Shortness of breath, wheezing, coughing, coughing up phlegm
- **Secondary Objectives:**
  PROs, MAVs, virology, antibiotic use, bronchodilator use, corticosteroid use, hospitalization, ICU, mechanical ventilation, all cause mortality, PK & safety

COPD = chronic obstructive pulmonary disease; LRTD = lower respiratory tract disease; PROs = patient reported outcomes; MAVs: medically attended visits; ICU = intensive care unit; PK = pharmacokinetics; QD = once-daily

*Equivalent to 600mg suspension dosage form used in challenge study ; **Resolution = all symptoms mild or absent

© 2025 Enanta Pharmaceuticals, Inc. | 8

Zelicapavir Phase 2b High-Risk Adult Study: Symptom Evaluations as Measured by PROs PROs = patient reported outcomes; URTD = lower respiratory tract disease; LRTD = lower respiratory tract disease RiiQTM (Respiratory Infection Intensity and Impact Questionnaire) 5 components; 29 parameters assessed on a 4-point scale; collected daily Resolution: all symptoms mild or absent Complete resolution: all symptoms absent Patient Global Impression of Severity (PGI-S) Single question assessed on a 4-point scale; collected daily In the past 24 hours, what was the severity of your overall RSV-related symptoms at their worst?

Zelicapavir Phase 2b High-Risk Adult Study: Patient Disposition


Randomized (n=187)
Randomized in error (n=1)
Randomized and Dosed (n=186)
Placebo (n=65)*
Zelicapavir (n=121)*
Safety Population
Placebo (n=60)
Zelicapavir (n=115)
Efficacy Population
Placebo (n=50)
Zelicapavir (n=92)
HR3 Population
93.8% Complete (n=60)
6.3% Not Completed (n=4)#
93.3% Complete (n=116)
5.7% Not Completed (n=6)##

HR3 Population = Patients with CHF, COPD, or age $\geq$75 (ie; efficacy population excluding those who are (1) <65 years of age with asthma and (2) >=65 to <=74 years of age with no other risk factor)
*One patient randomized to zelicapavir was treated with placebo in error. Data for this patient are in the placebo group for safety analyses and zelicapavir group for efficacy analyses.
One patient withdrew consent after 5 doses. One patient withdrew consent after 1 dose. One patient discontinued study after 1 dose due to SAE. One patient died after completing 5 doses.
Four patients withdrew consent after 5 doses. One patient withdrew consent after 2 doses. One patient withdrew consent after 1 dose.

© 2025 Enanta Pharmaceuticals, Inc. | 10

Zelicapavir Phase 2b High-Risk Adult Study: Baseline Characteristics (Safety & HR Population) Baseline characteristics were balanced across treatment groups Majority of patients (~2/3) enrolled within 48 hours of symptom onset prior to randomization Safety Population HR3 Population* Description Zelicapavir (N=121) Placebo (N=65) Zelicapavir (N=92) Placebo (N=50) Age: Years – Median (Min, Max) 71 (29, 97) 72 (24, 96) 73 (29, 97) 73 (36, 96) Sex: Female – n (%) 74 (61.2) 49 (75.4) 52 (56.5) 38 (76.0) Race: White – n (%) 101 (83.5) 57 (87.7) 79 (85.9) 45 (90.0) Did Not Receive RSV Vaccination – n (%) 120 (99.2) 64 (98.5) 91 (98.9) 49 (98.0) Duration of RSV Symptoms Prior to Randomization ≤ 48 hours 78 (64.5) 42 (64.6) 58 (63.0) 32 (64.0) *HR3 Population = Patients with CHF, COPD, or age >75

Zelicapavir Phase 2b High-Risk Adult Study: Baseline Characteristics (Safety & HR Population) Baseline characteristics were balanced across treatment groups Safety Population HR3 Population* Description Zelicapavir (N=121) Placebo (N=65) Zelicapavir (N=92) Placebo (N=50) CHF – n (%) 27 (22.3) 8 (12.3) 26 (28.3) 8 (16.0) COPD – n (%) 45 (37.2) 25 (38.5) 43 (46.7) 24 (48.0) Asthma – n (%) 32 (26.4) 16 (24.6) 13 (14.1) 9 (18.0) Total RSV Symptom Score (RiiQTM; RSV 13-symptoms each scored 0-3)     n 120 64 91 49 Mean (SD) 1.50 (0.507) 1.46 (0.479) 1.46 (0.484) 1.46 (0.445) RSV Viral Load by RT-qPCR (log10 copies/mL) n 112 58 88 47 Mean (SD) 5.31 (1.958) 5.36 (2.174) 4.99 (2.065) 5.28 (2.160) *HR3 Population = Patients with CHF, COPD, or age >75

Adverse events (AEs) were similar between zelicapavir dosing groups and placebo No AEs led to treatment discontinuation or study withdrawal in zelicapavir group Zelicapavir Phase 2b High-Risk Adult Study: Exhibited Favorable Safety Profile Description Zelicapavir (N=121) Placebo (N=65) Treatment emergent AEs (TEAEs) 27 (22.3%) 16 (24.6%) Study drug related TEAEs 7 (5.8%) 3 (4.6%) Grade 3 or higher TEAEs 1 (0.8%) 5 (7.7%) Serious TEAEs 2 (1.7%) 4 (6.2%) TEAEs leading to study drug discontinuation 0 1 (1.5) TEAEs leading to study withdrawal 0 2 (3.1) TEAEs leading to death 0 1 (1.5)

Zelicapavir Phase 2b High-Risk Adult Study: TEAEs Occurring at >2% in any Group Preferred Term Zelicapavir (N=121) Placebo (N=65) Diarrhea 4 (3.3) 1 (1.5) Asthma 3 (2.5) 1 (1.5) Nausea 1 (0.8) 2 (3.1) The two most common adverse events in the zelicapavir group were diarrhea and asthma

Zelicapavir resulted in faster complete symptom resolution across multiple RiiQTM measures Zelicapavir Phase 2b High-Risk Adult Study: Faster Time to Complete Symptom Resolution by RiiQTM 2.2d (14%) 6.7d (35%) 0.5d (4%) Efficacy Population HR3 Population* *HR3 Population = Patients with CHF, COPD, or age >75 ; LRTD = lower respiratory tract disease 7.2d (34%)

Statistically significant 2-day faster symptom resolution by PGI-S compared to placebo Zelicapavir Phase 2b High-Risk Adult Study: Faster Time to Symptom Resolution by PGI-S Survival Probability of RSV Symptoms Being Unresolved Time Since First Dose (days) PGI-S = Patient Global Impression of Severity: “In the past 24 hours, what was the severity of your overall RSV-related symptoms at their worst?” HR3 Population = Patients with CHF, COPD, or age >75 Efficacy Population (p=0.0446) HR3 Population (p=0.0465)

Symptoms Measured by RiiQTM Faster time to complete resolution of all RSV symptoms to absent No effect on time to resolution of RSV symptoms to mild, including primary endpoint (time to resolution of LRTD subset of symptoms to mild in the efficacy population) Improvement in RSV 13-symptom score* in HR3 population Day 9 (p=0.0403) and Day 14 (p=0.0247) Symptom Resolution Measured by PGI-S 2-day faster median time to improvement in efficacy (p=0.0446) and HR3 population (p=0.0465) Zelicapavir Phase 2 High-Risk Adult Study: Symptom Summary for Zelicapavir Compared to Placebo RiiQ = Respiratory Infection Intensity and Impact Questionnaire; PGI-S = Patient Global Impression of Severity HR3 Population = Patients with CHF, COPD, or age >75 ; LRTD = lower respiratory tract disease * post-hoc analysis LRTD 4 Symptoms All RSV 13 Symptoms Total RiiQTM All 29 Parameters Efficacy Population 0.5 days 2.2 days 3.6 days HR3 Population 3.0 days 6.7 days 7.2 days

Lower hospitalization rate for patients treated with zelicapavir 5.0% (3/60) on placebo vs 1.7% (2/115) on zelicapavir Hospitalizations due to RSV*: Investigator attribution: 5.0% (3/60) on placebo vs. 0% (0/115) on zelicapavir Post-hoc attribution:5.0% (3/60) on placebo vs. 0.9% (1/115) on zelicapavir One death on placebo; no deaths on zelicapavir No patients were admitted to the ICU or received mechanical ventilation Similar incidence of: Antibiotic, bronchodilator, corticosteroid or oxygen use (13.9% zelicapavir vs. 10.0% for placebo) Unscheduled medically attended visits (7.0% for zelicapavir and 6.7% for placebo) Zelicapavir Phase 2 High-Risk Adult Study: Additional Clinical Endpoints *72yo man on zelicapavir was hospitalized on study day 21 for influenza infection after RSV symptoms had completely resolved on day 11; Investigator and Enanta deemed hospitalization not related to RSV *74yo woman on zelicapavir was hospitalized on study day 7 for infective exacerbation of asthma; Investigator deemed hospitalization not related to RSV; Enanta deemed hospitalization related to RSV

Larger viral load decline at the end of treatment (Day 5) Efficacy Population: 0.6 log HR3 population: 0.7 log Greater proportion of patients with undetectable viral load at the end of treatment Efficacy Population: 23.5% (27/115) vs 10.0% (6/60) (p=0.0198) HR3 Population: 23.9% (22/92) vs 10.0% (5/50) (p=0.0292) Faster median time to undetectable viral load Efficacy Population: 4 days HR3 Population: 5 days Zelicapavir Phase 2 High-Risk Adult Study: Virology Results for Zelicapavir Compared to Placebo *HR3 Population = Patients with CHF, COPD, or age >75

Viral load decline of 0.7 log at the end of treatment Zelicapavir Phase 2b High-Risk Adult Study: RSV PCR Viral Load for HR3 Population LS Mean Viral Load Change from Baseline (+/-SE) (log10 copies/mL) Study Day Zelicapavir (n=92) Placebo (n=50) Δ = -0.6 Δ = -0.7 Δ = -0.5 Δ = 0.2 HR3 Population = Patients with CHF, COPD, or age >75

Median time to viral load undetectable was 5 days shorter for zelicapavir compared to placebo Zelicapavir Phase 2b High-Risk Adult Study: Time to RSV PCR Undetectable Viral Load for HR3 Population Survival Probability of Viral Load Being Detectable Time Since First Dose (days) Zelicapavir (n=92): 8.03 (7.83, 12.99) Placebo (n=50): 12.93 (8.00, 13.06) HR3 Population = Patients with CHF, COPD, or age >75

Zelicapavir demonstrated compelling results on multiple clinically meaningful endpoints measuring different aspects of RSV disease Up to one week improvement in complete RiiQ symptom resolution Statistically significant improvement in PGI-S Lower hospitalization rate Robust antiviral effect Well tolerated, with a favorable safety profile Zelicapavir Phase 2b High-Risk Adult Study: Conclusions RiiQ = Respiratory Infection Intensity and Impact Questionnaire; PGI-S = Patient Global Impression of Severity Data support advancement of zelicapavir into a Phase 3 study of high-risk adults

Identified multiple potential registrational endpoints Time to complete resolution of all 13 RSV symptoms by RiiQTM Time to complete resolution of total 29-parameter RiiQTM Time to resolution of PGI-S Hospitalization rate Data support advancement of zelicapavir into a Phase 3 study of high-risk adults Zelicapavir Phase 2b High-Risk Adult Study: Key Learnings for Phase 3 RiiQ = Respiratory Infection Intensity and Impact Questionnaire; PGI-S = Patient Global Impression of Severity

Phase 2b Study of Zelicapavir in High-Risk Adults: RSVHR Topline Results September 29, 2025